UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

AKARI THERAPEUTICS, PLC

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depository Shares each representing 2000 Ordinary Shares	AKTX	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share*		The Nasdaq Stock Market LLC

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2023, Akari Therapeutics, Plc (the “Company”) entered into a definitive agreement (the “Purchase Agreement”) with existing investors, the Company’s Chairman Dr. Ray Prudo and Director Samir R. Patel, M.D., pursuant to which the Company agreed to sell and issue in a private placement (the “Private Placement”) an aggregate of 947,868 unregistered American Depository Shares (“ADSs”), each representing 2,000 of the Company’s ordinary shares, at a purchase price of $2.11 per ADS. The Private Placement closed on December 29, 2023. The Purchase Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The Company paid Paulson Investment Company, LLC (the “Placement Agent”) a cash fee equal to 5% of the aggregate purchase price for the ADSs sold in the Private Placement and a non-accountable expense allowance of $60,000.

Pursuant to the Purchase Agreement, the Company has agreed to prepare and file a registration statement on Form S-3 with the Securities and Exchange Commission no later March 31, 2024 to register the resale of the ADSs purchased pursuant to the Purchase Agreement.

The securities issued to the purchasers under the Purchase Agreement were offered in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder. The Company relied on this exemption from registration based in part on representations made by the purchasers, including that each purchaser is an “accredited investor”, as defined in Rule 501(a) promulgated under the Securities Act.

The offer and sale of the securities pursuant to the Purchase Agreement have not been registered under the Securities Act or any state securities laws. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein or therein.

The foregoing summary of the terms of the Purchase Agreement is subject to, and qualified in its entirety by such agreement which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 to be filed with the U.S. Securities and Exchange Commission..

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K regarding the unregistered securities described herein is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 2, 2024, the Company issued a press release relating to the matters described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference in this Item 7.01. The information contained in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly incorporated by specific reference in such filing

Item 8.01. Other Events

Domestic Issuer Status

As of June 30, 2023, the last business day of the second quarter of the Company, the Company determined that it no longer qualified as a foreign private issuer. As a result, effective January 1, 2024, the Company is required to file periodic reports and registration statements on U.S. domestic issuer forms with the SEC, which are more detailed and extensive in certain respects, and which must be filed more promptly, than the forms available to a foreign private issuer. In addition, the Company is required to comply with U.S. proxy requirements and Regulation FD (Fair Disclosure) and the Company’s officers, directors and principal shareholders are subject to the beneficial ownership reporting and short-swing profit recovery requirements in Section 16 of the Securities Exchange Act of 1934, as amended. The Company is also no longer eligible to rely upon exemptions from corporate governance requirements that are available to foreign private issuers or to benefit from other accommodations for foreign private issuers under the rules of the SEC or the Nasdaq. The Company’s next Annual Report for the year ended December 31, 2023 will be filed as a domestic issuer on Form 10-K.

Disclosure Channels to Disseminate Information

Investors and others should note that the Company may announce material information about its finances, product candidates, clinical trials and other matters to its investors using its website (www.akaritx.com/), its Linkedin account (https://www.linkedin.com/company/akaritx/) and its X (formerly Twitter) account (https://x. com/AkariTX) in addition to SEC filings, press releases, public conference calls and webcasts. The Company uses these channels to communicate with the Company’s shareholders and the public about the Company and other issues. It is possible that the information the Company posts on these channels could be deemed to be material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it posts on the Company’s website, LinkedIn account and X account in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 2, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: January 2, 2024	By:	/s/ Rachelle Jacques
Rachelle Jacques
President and Chief Executive Officer